SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUSES
                          OF EACH OF THE LISTED FUNDS:

                                -----------------


                             DWS VARIABLE SERIES I:
                             DWS Growth & Income VIP

                             DWS VARIABLE SERIES II:
                    DWS Alternative Asset Allocation Plus VIP
                                DWS Balanced VIP
                                DWS Blue Chip VIP
                    DWS Diversified International Equity VIP
                             DWS Global Thematic VIP
                            DWS Strategic Income VIP

On January 26, 2010, Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor") announced its intention to transition members of the funds' portfolio management team out of DIMA into separate independent investment advisory firms that are not affiliated with DIMA. In order for the funds to continue to benefit from the investment expertise offered by the affected portfolio manager, DIMA has recommended to the funds' Board of Trustees the approval of a sub-advisory agreement between DIMA and each newly created investment advisory firm (the "Sub-Advisory Agreements"). The Sub-Advisory Agreements are subject to Board approval. If approved, the transition is expected to be completed early in the third quarter 2010.














               Please Retain This Supplement for Future Reference


May 1, 2010                                               [DWS INVESTMENTS LOGO]
VS-3633                                                      Deutsche Bank Group

Summary Prospectus May 1, 2010


                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group



DWS ALTERNATIVE ASSET ALLOCATION PLUS VIP






CLASS    B

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus, Statement of Additional Information and other information about the fund online at www.dws-investments.com/bvipros. You can also get this information at no cost by e-mailing a request to inquiry.info@dws.com, calling
(800) 728-3337 or by contacting your insurance company. The prospectus and Statement of Additional Information, both dated May 1, 2010, as may be supplemented from time to time, are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE


The fund seeks capital appreciation.



FEES AND EXPENSES OF THE FUND


This table describes the fees and expenses you may pay if you buy and hold shares of the fund. This information does not reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will increase expenses.


SHAREHOLDER FEES

(paid directly from your investment)   None
-------------------------------------- -----

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a % of the value of your investment)


                                                               B
                                                       ---------
Management fee                                             0.23
------------------------------------------------------     ----
Distribution/service
(12b-1) fees                                               0.25
------------------------------------------------------     ----
Other expenses (includes an administrative fee)            3.61
------------------------------------------------------     ----
Acquired funds (underlying funds) fees and expenses        1.23
------------------------------------------------------     ----
TOTAL ANNUAL FUND OPERATING EXPENSES                       5.32
------------------------------------------------------     ----
Less fee waiver/expense reimbursement                      3.48
------------------------------------------------------     ----
TOTAL ANNUAL FUND OPERATING EXPENSES AFTER FEE WAIVER
AND/OR
EXPENSE REIMBURSEMENT                                      1.84
------------------------------------------------------     ----

The Advisor has contractually agreed through April 30, 2011 to waive and/or reimburse fund expenses so that the fund's total annual operating expenses will not exceed 0.61% for Class B. The agreement may only be terminated with the consent of the fund's Board and does not extend to extraordinary expenses, taxes, brokerage and interest expense and acquired funds (underlying funds) fees and expenses (estimated at 1.23%).


EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses (including one year of capped expenses) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



       1 YEAR    3 YEARS    5 YEARS   10 YEARS
     --------  ---------  ---------  ---------
     $187      $1,281     $2,368     $5,056
---  ----      ------     ------     ------



PORTFOLIO TURNOVER

The fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs are not reflected in annual fund operating expenses or in the expense example, but are reflected in fund performance.


Portfolio turnover rate for fiscal year 2009: 155%.



PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. The fund seeks to achieve its objective by investing in alternative (or non-traditional) asset categories and investment strategies. Investments may be made in other DWS funds or directly in the securities and derivative instruments in which such DWS funds could invest. The fund may also invest in Exchange Traded Funds (ETFs) to gain a desired economic exposure to a particular asset category that is not available through a DWS fund. The fund's allocations among direct investments and other DWS funds may vary over time.


MANAGEMENT PROCESS. The fund allocates its assets among the following strategies and/or asset categories: market neutral, inflation-protection, commodities, real estate, floating rate loans, infrastructure and emerging markets.


The fund may make allocations ranging from 0% to 30% of its assets in a particular strategy or asset category. In addition, the fund may seek exposure to hedge funds through warrants, swaps and similar derivative instruments.

IGAP STRATEGY. In addition to the fund's main investment strategy, portfolio management seeks to enhance returns by employing a global tactical asset allocation overlay strategy called iGAP (integrated Global Alpha Platform), which attempts to take advantage of mispricings within global equity, bond, commodity and currency markets. The iGAP strategy uses derivatives (which are contracts or other instruments whose value is based on, for example, indices, currencies or securities), in particular exchange-traded futures contracts on global equities, bonds and commodities, and over-the-counter forward currency contracts. The iGAP strategy, with respect to the fund, will not be used until assets of the fund exceed $50 million, however, the fund may have indirect exposure to the iGAP strategy through other DWS funds.


The fund may trade actively. This could raise transaction costs (thus lowering returns).

--------------------------------------------------------------------------------

DERIVATIVES. The fund may use various types of derivatives outside of the iGAP strategy for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

--------------------------------------------------------------------------------

MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.


Because the fund invests in underlying funds, the risks listed here include those of the various underlying funds as well as those of the fund itself. Therefore, in these risk descriptions the term "the fund" may refer to the fund itself, one or more underlying funds, or both.


ASSET ALLOCATION RISK. Portfolio management may favor one or more types of investments or assets that underperform other investments, assets, or securities markets as a whole. To the extent that alternative asset categories underperform the general stock market, the fund may underperform funds that invest mainly in stocks. Anytime portfolio management buys or sells securities in order to adjust the fund's asset allocation this will increase portfolio turnover and generate transaction costs.


STOCK MARKET RISK. When stock prices fall, you should expect the value of your investment to fall as well.


UNDERLYING FUNDS RISK. Because the fund may invest in underlying funds, the fund's performance will be directly related to the performance of the underlying portfolios or funds. To the extent that a given underlying fund underperforms its benchmark or its fund peer group, it may contribute to underperformance by the fund. In addition, the fund indirectly pays a portion of the expenses incurred by the underlying portfolios, which lowers performance. To the extent that the fund's allocations favor underlying portfolios with higher expenses, the overall cost of investing paid by the fund will be higher.


FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. Foreign investment risks are greater in emerging markets than in developed markets. Emerging market investments are often considered speculative.


INTEREST RATE RISK. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund's debt securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.)


COMMODITIES-RELATED INVESTMENTS RISK. The commodities-linked derivatives instruments in which the fund invests are more volatile than investments in equity and fixed income securities and may subject the fund to special risks that do not apply to all derivatives transactions.


INFLATION-INDEXED BOND RISK. Any rise in interest rates may cause inflation-indexed bonds to decline in price, hurting fund performance. If interest rates rise owing to reasons other than inflation, the fund's investment in these securities may not be fully protected from the effects of rising interest rates.


CREDIT RISK. The fund's performance could be hurt if a securitiy declines in credit quality or goes into default, or if an issuer does not make timely payments of interest or principal.


SMALL COMPANY RISK. Small company stocks tend to be more volatile and less liquid than large company stocks. Small companies are less widely followed by stock analysts and less information about them is available to investors.


SENIOR LOANS RISK. Because Senior Loans are not rated by a rating agency, registered with the Securities and Exchange Commission or any state securities commission, or listed on any national securities exchange, there may be less publicly available information about them then for registered or exchange-listed securities. Also, because portfolio management relies mainly on its own evaluation of the creditworthiness of borrowers, the fund is particularly dependent on portfolio management's analytical



                                       2
SUMMARY PROSPECTUS May 1, 2010       DWS Alternative Asset Allocation Plus VIP
abilities. Senior Loans involve other risks described elsewhere in this prospectus, including conflict of interest risk, credit risk, interest rate risk, liquidity risk, and prepayment and extension risk.

FOCUS RISK. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors will have a significant impact on the fund's performance.


SHORT SALE RISK. If the fund sells a security short and subsequently has to buy the security back at a higher price, the fund will lose money on the transaction. Any loss will be increased by the amount of compensation, interest or dividends and transaction costs the fund must pay to a lender of the security. The amount the fund could lose on a short sale is theoretically unlimited (as compared to a long position, where the maximum loss is the amount invested).


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.


IGAP RISK. The success of the iGAP strategy depends, in part, on portfolio management's ability to analyze the correlation between various global markets and asset classes. If portfolio management's correlation analysis proves to be incorrect, losses to the fund may be significant and may substantially exceed the intended level of market exposure for the iGAP strategy.


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.


SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


BORROWING RISK. To the extent that the fund borrows money for investment purposes, it creates leverage, meaning that changes in the prices of securities it owns will have a greater effect on the share price of the fund.


CONFLICT OF INTEREST RISK. To avoid violating laws on self-dealing, the fund may not be able to invest in Senior Loans issued or marketed by an affiliate of the Advisor at the desired timing or price.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments, which could lead to losses for the fund.


ETF RISK. An ETF is subject to the risks of the assets in which it invests as well as those of the investment strategy it follows. The fund incurs brokerage costs when it buys and sells shares of and ETF and also bears its proportionate share of the ETF's fees and expenses, which are passed through to ETF shareholders.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This may be an ongoing risk for some investments, such as derivatives or restricted securities that typically trade only among a limited number of investors.


PREPAYMENT AND EXTENSION RISK. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund's assets tied up in lower interest debt obligations. These events could hurt fund performance.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing.


TAX STATUS RISK. Income from certain commodity-linked derivatives may not constitute "qualifying income" to the fund. If such income were not to constitute qualifying income, the fund might be subject to tax at the fund level.



THE FUND'S PERFORMANCE HISTORY


Since the fund commenced operations on February 2, 2009, performance information is not available for a full calendar year.



MANAGEMENT


INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.


SUBADVISOR

RREEF America L.L.C.


SUB-SUBADVISOR

Deutsche Investments Australia Limited


                                       3
SUMMARY PROSPECTUS May 1, 2010       DWS Alternative Asset Allocation Plus VIP

SUB-SUBADVISOR

RREEF Global Advisers Limited


SUB-SUBADVISOR

Deutsche Asset Management (Hong Kong) Limited


PORTFOLIO MANAGER(S)

ROBERT WANG, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2009.


INNA OKOUNKOVA, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2009.


THOMAS PICCIOCHI, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2009.



PURCHASE AND SALE OF FUND SHARES


THE FUND IS INTENDED FOR USE IN A VARIABLE INSURANCE PRODUCT. You should contact the sponsoring insurance company for information on how to purchase and sell shares of the fund.



TAX INFORMATION


Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on distributions of income or gains with respect to such contracts. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.




PAYMENTS TO FINANCIAL INTERMEDIARIES


If you purchase the fund through selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries, the fund and its affiliates may pay the financial intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the financial inter mediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your insurance company's web site for more information.


                                       4
                                       DWS Alternative Asset Allocation Plus VIP
                                      SUMMARY PROSPECTUS May 1, 2010 2B-AAAP-SUM